Long-Term Debt - Covenant Description and Compliance (Details)	12 Months Ended
Dec. 31, 2014
Compliance with loan-to-value ratios	As of December 31, 2014, the shipping segment was not in compliance with certain loan-to-value ratios contained in certain of its loan agreements. These loan-to-value ratio shortfalls do not constitute events of default that would automatically trigger the full repayment of the loan. Based on the loan agreements, loan-to-value shortfalls may be remedied by the Company by providing additional collateral or repaying the amount of the shortfall. In addition, as of December 31, 2014, the shipping segment was in breach of certain financial covenants, contained in the Company's loan agreements relating to $259,537 of the Company's debt (Note 3). As a result of this non-compliance and of the cross default provisions contained in all bank loan agreements of the shipping segment and in accordance with guidance related to the classification of obligations that are callable by the creditor, the Company has classified all of its shipping segment's bank loans in breach amounting to $1,163,321 as current at December 31, 2014.
Ocean Rig
Debt Instrument, Convertible, Terms of Conversion Feature	Under the terms of the agreement, the existing dividend restriction of up to 50% of preceding fiscal year net income amended to apply on a cumulative basis from July 1, 2013 onwards (50% of cumulative net income) and include a carve-out to pay additional dividends up to the higher of (i) $150,000 and (ii) 5% of Ocean Rig's net tangible assets. Furthermore, the minimum interest coverage ratio requirement would be 2.0 times until June 30, 2015 and the maximum leverage ratio will be 6.5 times until June 30, 2014, 6.0 times until December 31, 2014 and 5.5 times until June 30, 2015.
Ocean Rig Mylos
Debt instrument covenant description	Under the agreement, Ocean Rig would only pay dividends or make other distributions in respect of its capital stock under the $1,350,000 secured term loan facility in an amount of up to 50% of net income of each previous financial year, provided in each case that Ocean Rig maintained minimum liquidity in an aggregate amount of not less than $200,000 in cash and cash equivalents and restricted cash and maintain such level for the next 12 months following the date of the dividend payment.
Ocean Rig Skyros
Debt instrument covenant description	Under the agreement, Ocean Rig would only pay dividends or make other distributions in respect of its capital stock under the $1,350,000 secured term loan facility in an amount of up to 50% of net income of each previous financial year, provided in each case that Ocean Rig maintained minimum liquidity in an aggregate amount of not less than $200,000 in cash and cash equivalents and restricted cash and maintain such level for the next 12 months following the date of the dividend payment.
Ocean Rig Athena
Debt instrument covenant description	Under the agreement, Ocean Rig would only pay dividends or make other distributions in respect of its capital stock under the $1,350,000 secured term loan facility in an amount of up to 50% of net income of each previous financial year, provided in each case that Ocean Rig maintained minimum liquidity in an aggregate amount of not less than $200,000 in cash and cash equivalents and restricted cash and maintain such level for the next 12 months following the date of the dividend payment.
All three term loan facilities
Debt instrument payment terms	All term loan facilities bore interest at LIBOR plus a margin and were repayable in quarterly installments, beginning three months after the delivery of the first drillship. The Commercial Facilities matured five years after the first drawdown date while the Eksportkreditt GIEK Facilities and Kexim Facilities matured five or eleven years after the first drawdown date at the lenders option.